Exhibit (g)(7)

Appendix A

As of February 1, 2023, this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of February 1, 2023, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds
Portfolios	Classes
MassMutual Blue Chip Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Equity Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Fundamental Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Fundamental Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Growth Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Mid Cap Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Overseas Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Growth Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Cap Value Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Small Company Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Strategic Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Total Return Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MM S&P 500® Index Fund	I, R5, Service, Administrative, R4, A, R3
MassMutual 20/80 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 40/60 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 60/40 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual 80/20 Allocation Fund*	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual RetireSMARTSM by JP Morgan 2020 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2025 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2030 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2035 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2040 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2045 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2050 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2055 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2060 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan 2065 Fund*	I, R5, Service, Administrative, R4, A, R3
MassMutual RetireSMARTSM by JP Morgan In Retirement Fund*	I, R5, Service, Administrative, R4, A, R3
MM Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement 2005 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund*	I, M5, M4, M3

MassMutual Select T. Rowe Price Retirement 2045 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2065 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement Balanced Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Index Fund	I

*Each a “fund of funds” for purposes of the Fee Schedule.

MassMutual Premier Funds
Portfolios	Classes
MassMutual Balanced Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Core Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Disciplined Growth Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Disciplined Value Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Diversified Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Global Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual High Yield Fund	I, R5, Service, Administrative, R4, A, R3, Y, C
MassMutual Inflation-Protected and Income Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual International Equity Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Main Street Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Short-Duration Bond Fund	I, R5, Service, Administrative, R4, A, R3, Y, L, C
MassMutual Small Cap Opportunities Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual Strategic Emerging Markets Fund	I, R5, Service, Administrative, R4, A, R3, Y
MassMutual U.S. Government Money Market Fund	R5

MassMutual Advantage Funds
Portfolios	Classes
MassMutual Emerging Markets Debt Blended Total Return Fund	I, Y, L, C
MassMutual Global Credit Income Opportunities Fund	I, Y, L, C
MassMutual Global Emerging Markets Equity Fund	I, Y, L, C
MassMutual Global Floating Rate Fund	I, Y, L, C

MML Series Investment Fund
Portfolios	Classes
MML Aggressive Allocation Fund*	Initial, Service
MML American Funds Core Allocation Fund*	Service I
MML American Funds Growth Fund†	Service I
MML Balanced Allocation Fund*	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund*	Initial, Service
MML Equity Income Fund	Initial, Service

MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Equity Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth Allocation Fund*	Initial, Service
MML Income & Growth Fund	Initial, Service
MML International Equity Fund	II, Service I
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund*	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service
MML Sustainable Equity Fund	Initial, Service
MML Total Return Bond Fund	II, Service I

*Each a “fund of funds” for purposes of the Fee Schedule.

†Each a “feeder fund” for purposes of the Fee Schedule.

MML Series Investment Fund II
Portfolios	Classes
MML Blend Fund	Initial, Service
MML Dynamic Bond Fund	II, Service I
MML Equity Fund	Initial, Service
MML Equity Rotation Fund	II, Service I
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML iShares® 60/40 Allocation Fund	II, Service I
MML iShares® 80/20 Allocation Fund	II, Service I
MML Managed Bond Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Strategic Emerging Markets Fund	II, Service I
MML U.S. Government Money Market Fund	Initial, Service

MassMutual Select Funds		State Street Bank and Trust Company

By:	/s/ Renee Hitchock	By:	/s/ Kevin Murphy
Name: Renee Hitchcock		Name: Kevin Murphy
Title: CFO and Treasurer		Title: Managing Director

MassMutual Premier Funds

By:	/s/ Renee Hitchock
Name: Renee Hitchcock
Title: CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:	/s/ Renee Hitchock
Name: Renee Hitchcock
Title: CFO and Treasurer

MML Series Investment Fund

By:	/s/ Renee Hitchock
Name: Renee Hitchcock
Title: CFO and Treasurer

MML Series Investment Fund II

By:	/s/ Renee Hitchock
Name: Renee Hitchcock
Title: CFO and Treasurer